Exhibit 99.1
Investor Presentation November 2006 .... creating innovative engineered material solutions and services to make our customers competitive on a global basis .... while enhancing earnings growth and stability by broadening technology, market, and geographic reach

Forward-Looking Statements These slides contain (and the accompanying oral discussion will contain) "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by these statements, including health issues, litigation and regulation relating to our business, our ability to achieve profitability, significant cyclical fluctuations in our customers' businesses, competitive substitutes for our products, risks associated with our international operations, including foreign currency rate fluctuations, energy costs and the availability and prices of raw materials and other factors disclosed in periodic reports filed with the Securities and Exchange Commission. Consequently these forward looking statements should be regarded as the Company's current plans, estimates and beliefs. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Brush Engineered Materials Inc. Profile We work with our customers to design materials for them A leading manufacturer of high performance specialty engineered materials and services ... an enabling materials technology company Operations, service centers and major office locations in North America, Europe and Asia Serving long-term growth oriented global markets from consumer electronics to heavy mining equipment

Brush Engineered Materials - A common culture across our operating companies Working with customers worldwide to solve material application challenges ... with a focus on enabling technology and services "Own" a Niche orientation ... non-commodity Focus on global growth and service Realigning product and service portfolios towards favorable trends ... targeted to achieve strong profitable growth 4

Company: Brush Engineered Materials Inc. founded 1931, publicly traded since 1956 NYSE Ticker: BW Shares Outstanding: Approximately 20.0 million at 10/20/06 Market Cap: Approximately $600 million at 10/20/06 Component of: S&P Super Composite 1500 Russell 2000 S&P Small Cap 600 Annual Revenue: $541 million @ 12/31/05...$735-$745 expected in 2006 Diluted EPS: $.92 in 2005...$1.30 to $1.38 expected in 2006 Debt to Total 24% at 9/30/06 Capitalization: Overview

First Nine Months 2006 Fifteen consecutive quarters of sales growth A new high, even after adjusting for metal price inflation Sales up 39% to $555 million Pretax profit up 86% Earnings per share up 40%

Stronger conditions in most of our markets driving solid sales growth in the first half of 2006 Strong sales growth driven by Broad based demand increase and new products Added sales from acquisitions Higher metal prices Consumer electronics a primary factor Cell phones Hard disk drives Disk drive arms Industrial products growth another important factor Oil and gas Heavy equipment Aerospace

Strong customer collaboration ... providing enabling technology solutions and service Materials that meet design challenges requiring - Strength - Reliability - Electrical conductivity - Miniaturization - Weight reduction - Corrosion resistance - Reflectivity - Thermal conductivity Targeting growth applications in growing markets Advancing the World's Technologies

Typical End Uses Magnetic Data Storage for hard disk drives Industrial products For Oil & Gas and Mining Medical Devices Cellular phones, I-Pods and other wireless communication devices Notebook and network computers Electronic components in cars and trucks Commercial Aerospace Defense 9

Global Leader in High Performance Engineered Materials Note: Total 6 month YTD 2006 revenues were $354.8 million YTD 2006 Revenue by Segment YTD 2006 Revenue by Market Metal Systems Group Microelectronics Group 0.57 0.43 Other Telecommunications Magnetic & Data Storage Industrial Components Aerospace & Defense Automotive Appliance 0.15 0.41 0.11 0.09 0.09 0.09 0.06 Metal Systems Group Microelectronics Group Other Appliance Aerospace & Defense Industrial Components Magnetic & Data Storage Automotive Telecommunication & Computer

Global Sales and Distribution Network Operations in the U.S. and ten foreign locations International sales YTD Q3 were 34% and growing Act globally ... service locally! ?-------------- Asia / Pacific ------------? ? ---------------- Europe -------------- ? ? - Exports from USA -? Singapore Korea Hong Kong UK Germany Philippines Taiwan Japan China Ireland Czech Republic

BEM - Targeting Growth Applications in Growing Markets Mobile Telecommunications Oil & Gas Disk Drive Head Demand 2001 2002 2003 2004 2005 Est. 2006 2007 2008 2009 Pico 640 634 713 885 1180 1385 1580 1666 1687 Commercial and Military New Jet Aircraft Forecast

Brush Engineered Materials - Major Business Units Alloy Be Products TMI Other WAM East 0.36 0.05 0.1 0.04 0.45 West North Williams Advanced Materials PVD Targets Optical Coatings Refining Electronic Packaging 45% Alloy (Cu based Be and Ni Alloy Electronic Connectors Industrial Components 36% Be Products Defense/Aerospace Specialty Products 5% TMI (Specialty Clad and Plated Strip) Automotive Connectors Telecommunications 10% Electronic Products 4% YTD 2006 Revenue

Williams Advanced Materials also has broad capabilities in precious and non-precious materials Comprehensive product line High purity / proprietary PVD targets Micro-electronic packaging materials Specialty inorganic chemicals Strong end use markets Data storage Wireless/handsets semiconductor Optical media Optics Industry leading service and support Global sales and applications support "Best-in-class" response times Growing business in chamber services Low-cost operations in Singapore, Taiwan and the Philippines New offices in Korea, Japan, Shanghai, Czech Republic

Physical Vapor Deposition (PVD) Process

Cellular Phone (wireless) Sputtering Targets Williams Advanced Materials - Physical Vapor Deposition(PVD) Products Products Precious Metal Sputtering Targets and Evaporation Materials Precious Metal Refining and Chamber Services Non-precious Metal Sputtering Targets and Evaporation Materials Inorganic chemical targets Markets Wireless ICs, semiconductor, optical media, photonics, hard disk drives (disc & thin film heads) and performance films Typical End-uses RF power amplifiers, LEDs, laser diodes, fiber optic components, integrated circuits, DVDs, hard disks, medical devices, MP3 players, mobile electronics, optical devices Markets

Solder preforms and clad materials Hybrid Microelectronic Device Williams Advanced Materials - Packaging Material Products Products Markets Wireless, Photonics and Hybrid/ Traditional Microelectronic Devices Typical End-uses Cell phones, LEDs, fiber-optic networks, PC's, military electronics, avionics, medical electronics, mobile appliances Combo-Lids(r) - Frame/lid assembly Hermetic sealing Clad Materials Thermal management Bonding Wire Electronic interconnect Solder Preforms Component attachment Refining Scrap recovery Markets

Building Value through Smart Acquisitions Acquisitions of OMC Scientific, Thin Film Technology and CERAC augment Williams' technologies, markets and service capabilities Strongly accretive ... opens up exciting new market opportunities

World's only Fully Integrated Beryllium Producer Bertrandite Ore Mining & Extraction Delta, UT Casting, Rolling & Finishing Elmore, OH Thin Gauge Rolling & Finishing Reading, PA Service & Distribution Centers Global Network Also, new High Be Pebbles Plant underway with DOD Title III funding

Strip Alloy Applications (strength, conductivity, spring characteristics ... typically 1% to 2% Beryllium) Current Carrying Springs and Relays Integrated Circuitry Sockets Electrical and Electronic Connectors Air Bag Sensors Pressure Responsive Devices Fire Extinguisher Sprinkler Heads Reliability and Miniaturization

Bulk Alloy Applications (strength, corrosion resistance, non-galling, conductivity ... typically 1% to 2% Beryllium) Aircraft Bushings Heavy Equipment Bearing and Wear Applications Oilfield well drilling, completion and production equipment Plastic Injection & Blow Molds Power Generation Undersea/Marine Housings for Telecom & Instrumentation Welding Electrodes & Dies

Toughmet - a new unique solution for the most challenging wear and load conditions Oil & Gas...deeper drilling...tougher conditions Rotary steering drills Sour well drilling and completion tools Sub-sea control valves Blow-out preventions Heavy equipment ... larger equipment ... critical uptime Heavily loaded bushings in mining and construction On highway drive trains Heavy pumps On highway opportunities Aero ... larger planes ... tougher conditions Landing gear, wheels, and brakes Airframe attachments Fluid power systems Boeing 777, 787; Airbus 380, 350 Military Confidence Weight Reduction Uptime Replacing bronze, stainless, and nickel alloys

Beryllium Products - Applications (lightweight, strength, dimensional, stability...typically 40% to 100% Beryllium) - Optical mirrors for NASA space-based telescopes - Infrared sensors for fighter jet optical targeting, radar and navigation/guidance systems and special ops (FLIR) -Structural and electronic components for satellites -X-ray windows in medical, security and commercial imaging systems -Diaphragms for commercial and concert quality speaker systems

Technical Materials Inc. - solving customers' problems with engineered strip metals Mill Products Specialty cladding and inlay Electron beam welding of dissimilar materials Profiling shapes by milling and/or grinding Close tolerance rolling Electroplating Precious and non-precious metals Overall and selective stripe capabilities Combination with current TMI technologies Automotive, Telecom/Computer, Medical, Energy Disk Drive Arms Automotive Control Components Specialty Electronic Connectors

New Products – Growing Applications in Growing Markets (all >10% annual growth expected) … *examples*

Product	Market	Driver	Division
PVD Magnetic Media	Hard Disk Drive	Increase storage capacity	WAM
PVD - UMB	Consumer Electronics	Miniaturization	WAM
PVD – Evap Pro	Compound Semiconductor	Miniaturization	WAM
Chamber Service	PVD Customers	Service demands	WAM
PVD - Visilid	Optics	IR Wavelength	WAM
Alloy 290B Strip	Portable Elec – i.e., Cell phones	Miniaturization	Alloy
Alloy 390 Strip	Portable Elec	Miniaturization and Power	Alloy
ToughMet	O&G, Aerospace, Heavy Equipment	Reliability	Alloy
Clad Stainless – Aluminum Strip	Hard Disk Drive	Increase storage capacity	TMI

BRUSH ENGINEERED MATERIALS
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2000 2001 2002 2003 2004 2005 2006 564 473 373 401 496 541 750 Annual Revenue: Historical In 2001, the telecommunications and computer market declined; In 2003, our revenue growth began to return to historical rates Growth % 24% -16% -21% +8% +24% +9% +36-38% est. Telecom Crash

Our on-going value creation initiatives are focused in three key areas Growth Expanding and diversifying the revenue base Targeting niche growth applications in growing markets New product innovation and service Ongoing global expansion Strategic acquisitions Margin Improvement Lean sigma-driven operating efficiency improvement New higher value add products Cost reductions Fixed and Working Capital Utilization Inventory turn improvement Lean sigma-driven factory utilization gains

Margins have improved through cost reduction and productivity improvement initiatives Historical Gross Margin Trends Margin % Sales ($MM) 1Annual estimated revenue of $735-$745 million 2Represents approximate G.P.% at 2004 metal prices 2000 2001 2002 2003 2004 2005 2006 EST(1) 0.21 0.14 0.13 0.18 0.22 0.2 0.208 564 473 373 401 496 541 740 0.039 0.043

Outlook Assuming no change in recent market trends or metal prices, sales for 2006 are currently expected to be in the range of $735 to $745 million ... up 36% to 38% Order book remains strong across most sectors Consumer electronics ... steady growth Telecom infrastructure seems to be solid ... driven by Asia build outs ... modest growth Magnetic media is healthy and growing ... strong growth, new applications Industrial components continues to strengthen ... strong growth Defense appears to be healthy ... steady growth, solid second half Other positive factors playing an important role New products adding to our base Acquisitions adding to growth and profitability Gross margins are improving Concerns or issues... macro economic related and global conflicts Inventory corrections ... seasonal factors Year end demand

Outlook Includes an additional $.40 to $.42 per share tax expense compared to 2005 New effective tax rate of 30% vs 8% in 2005 The majority of tax expense is non-cash due to sizable NOL's Pretax income expected to improve by approximately 115% to 130% To $37.0 - $39.0 million range From $17.0 million (excluding $3.2 million P.Y. charge) Gross margin % should improve by as much as 1 to 2 pts, driven by: Favorable mix shift Recent price increases Interest expense lower due to debt reductions Assuming no change to the recent projected sales range for the year, earnings in 2006 are expected to be in the range of $1.30 to $1.38 per share

In Summary, we are ... Encouraged by conditions in most of our markets and our initiatives to grow sales Very pleased with progress of acquisitions Confident about progress we're making with our margin improvement initiatives See a very good 2006

Strategic Highlights Strong, diverse set of markets served Global market reach New products and services ... a culture of innovation Niche oriented product offerings Acquisitions adding to growth and earnings Focus on operational excellence paying dividends Strong cash flow Strong balance sheet provides liquidity to support growth

Brush Engineered Materials - Material Solutions for the World's Leading Companies